STOCK OPTION TERMINATION AGREEMENT

         THIS STOCK OPTION TERMINATION AGREEMENT (the "Agreement") is made and entered into this 20th day of May, 1999, by and between Rental Service Corporation, a Delaware corporation ("RSC"), and NationsRent, Inc., a Delaware corporation ("NationsRent"). In consideration of the covenants and agreements herein set forth, the parties agree as follows:

         1. TERMINATION OF STOCK OPTION AGREEMENTS. Effective at 12:00 p.m. New York City time on May 20, 1999 (the "Effective Time"), RSC and NationsRent hereby mutually cancel and terminate for no consideration other than their mutual covenants to so cancel and terminate (i) the Stock Option Agreement, dated as of January 20, 1999, executed by RSC in favor of NationsRent and the associated option on the common stock of RSC (the "NationsRent Stock Option"), and (ii) the Stock Option Agreement, dated as of January 20, 1999, executed by NationsRent in favor of RSC and the associated option on the common stock of NationsRent (the "RSC Stock Option" and together with the NationsRent Stock Option, the "Stock Options"). The parties acknowledge that neither of the Stock Options has become exercisable prior to the Effective Time. Notwithstanding anything to the contrary contained in the Stock Options, neither party hereto (nor any of their respective directors, officers, representatives, advisors (including but not limited to financial advisors), attorneys, employees, agents, parents, subsidiaries, affiliated persons and entities, predecessors, successors and assigns and heirs, executors and administrators and all persons acting in concert with any such party) shall have any liability or obligation under the Stock Options from and after the Effective Time.

         2. GOVERNING LAW. This Agreement, and all matters relating hereto, shall be governed by, and construed in accordance with the laws of the State of Delaware applicable to contracts to be made and performed wholly within such state without reference to the conflict of laws principles thereof. The parties hereby (i) irrevocably submit to the exclusive jurisdiction of the Chancery Court of the State of Delaware and the federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation or enforcement of this Agreement and (ii) waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement, that it is not subject to such jurisdiction or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined exclusively in such courts. The parties hereby consent to and grant any such courts jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in
Section 7 below, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.




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         3. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the Stock Options and the termination and cancellation thereof.

         4. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified, and supplemented only by a written document executed by RSC and NationsRent which specifically states that it is an amendment, modification or supplement to this Agreement.

         5. AUTHORIZATION. Each party represents and warrants that (i) this Agreement has been duly and validly authorized, executed and delivered, subject to the application of equitable remedies, and (ii) the person executing this Agreement on its behalf is duly authorized and fully competent to execute this Agreement on its behalf and that its execution of this Agreement and its performance hereunder has been approved by its Board of Directors. In entering into this Agreement, the undersigned represent that they have read all the terms hereof, have discussed the terms with counsel and that such terms are fully understood and voluntarily accepted.

         6. CONSTRUCTION. This Agreement shall be construed without regard to the party or parties responsible for its preparation, and it shall be deemed to have been prepared jointly by both parties. Any ambiguity or uncertainty arising herein shall not be interpreted or construed against any party hereto.

         7. NOTICES. Notices, requests instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) when sent if sent by facsimile, provided that the facsimile is promptly confirmed by telephone confirmation thereof to the intended recipient, (ii) when delivered, if delivered personally to the intended recipient, and (iii) one business day later, if sent by overnight delivery via a national courier service, and in each case, addressed to a party at the following address for such party:

         if to NationsRent:

         NationsRent, Inc.
         450 East Las Olas Blvd.
         14th Floor
         Ft. Lauderdale, FL 33301
         Attention:  Joseph H. Izhakoff, Esq.
         Telecopier: (954) 760-6585




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         with a copy to:

         Sullivan & Cromwell
         125 Broad Street
         New York, New York 10004
         Attention:  Joseph B. Frumkin, Esq.
         Telecopier: (212) 558-3588

         if to RSC:

         Rental Service Corporation
         6929 East Greenway Parkway
         Suite 200
         Scottsdale, Arizona 85254
         Attention:  Rosemary Strunk, Esq.
         Telecopier: (480) 483-4024

         with a copy to:

         Latham & Watkins
         633 West Fifth Street
         Suite 4000
         Los Angeles, California 90071
         Attention:  Elizabeth A. Blendell, Esq.
         Telecopier: (213) 891-8763

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

         8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

         9. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affect the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, and if any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable; provided that, notwithstanding the foregoing provisions of this Section 9, if any reformation of this Agreement to cure any failure of validity or enforceability in accordance with such provisions would so frustrate the intent and purposes of the Parties such that a Party would not have entered into this Agreement as so reformed, the severability provisions of this Section 9 shall not be applied to cure any such failure.



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         10. ENFORCEMENT. The parties agree that in the event of a breach of any provision of this Agreement irreparable damage would occur, the aggrieved party would be without an adequate remedy at law, and damages would be difficult to determine. The parties therefore agree that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings to enforce specific performance or to enjoin the continuing breach of such provision. By seeking or obtaining such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled at law or in equity.

         11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.




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         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.


                                            RENTAL SERVICE CORPORATION


                                            By: /s/  Robert M. Wilson
                                               ---------------------------------
                                                  a duly authorized signatory

                                            NATIONSRENT, INC.


                                            By: /s/  James L. Kirk
                                               ---------------------------------
                                               Name:  James L. Kirk
                                               Title: Chief Executive Officer